                                               EXHIBIT (g)(xviii)


                                   SCHEDULE A
                      TO THE SHAREHOLDER SERVICE AGREEMENT
                                     BETWEEN
              SCHWAB CAPITAL TRUST AND CHARLES SCHWAB AND CO, INC.

Fund                                              Effective Date
----                                              --------------

Schwab International Index Fund - Investor        July 21, 1993
Shares

Schwab International Index Fund - Select Shares   April 30, 1997

Schwab Small-Cap Index Fund - Investor Shares     October 14, 1993

Schwab Small-Cap Index Fund - Select Shares       April 30, 1997

Schwab MarketTrack Growth Portfolio (formerly     September 25, 1995
known as Schwab Asset Director-High Growth
Fund)

Schwab MarketTrack Balanced Portfolio (formerly   September 25, 1995
known as Schwab Asset Director-Balanced Growth
Fund)

Schwab MarketTrack Conservative Portfolio         September 25, 1995
(formerly known as Schwab Asset
Director-Conservative Growth Fund)

Schwab S&P 500 Fund - Investor Shares             February 28, 1996

Schwab S&P 500 Fund -e.Shares                     February 28, 1996

Schwab S&P 500 Fund - Select Shares               April 30, 1997

Schwab Analytics Fund                             May 21, 1996

Schwab MarketManager International Portfolio      September 2, 1996
(formerly known as Schwab OneSource
Portfolios-International)

Schwab MarketManager Growth Portfolio (formerly   October 13, 1996
known as Schwab OneSource Portfolios-Growth
Allocation)

Schwab MarketManager Balanced Portfolio           October 13, 1996
(formerly known as Schwab OneSource
Portfolios-Balanced Allocation)

Schwab MarketManager Small Cap Portfolio          August 3, 1997
(formerly known as Schwab OneSource
Portfolios-Small Company)

Schwab MarketTrack All Equity Portfolio           April 16, 1998
(formerly known as Schwab Asset
Director-Aggressive Growth Fund)

Institutional Select S&P 500 Fund                 October 28, 1998

Institutional Select Large-Cap Value Index Fund   October 28, 1998

Institutional Select Small-Cap Value Index Fund   October 28, 1998

Schwab Total Stock Market Index Fund - Investor   April 15, 1999
Shares

Schwab Total Stock Market Index Fund - Select     April 15, 1999
Shares

Communications Focus Fund                         May 15, 2000

Financial Services Focus Fund                     May 15, 2000

Health Care Focus Fund                            May 15, 2000

Technology Focus Fund                             May 15, 2000

Schwab Hedged Equity Fund                         August 6, 2002


                                    SCHWAB CAPITAL TRUST

                                    By:      /s/ Stephen B. Ward
                                             ---------------------------------
                                    Name:    Stephen B. Ward
                                    Title:   Senior Vice President
                                             and Chief Investment Officer

                                    CHARLES SCHWAB & CO., INC.

                                    By:      /s/ Jeff Lyons
                                             ---------------------------------
                                    Name:    Jeff Lyons
                                    Title:   Executive Vice President

                                   SCHEDULE C
                      TO THE SHAREHOLDER SERVICE AGREEMENT
                                     BETWEEN
              SCHWAB CAPITAL TRUST AND CHARLES SCHWAB AND CO, INC.


THE FEES LISTED BELOW ARE FOR SERVICES PROVIDED UNDER THIS AGREEMENT AND ARE TO
                 BE ACCRUED DAILY AND PAID MONTHLY IN ARREARS:

Fund                                 Fee
----                                 ---
Schwab International Index Fund -    Twenty one-hundredths of one percent (.20%)
Investor Shares                      of the Fund's average daily net assets

Schwab International Index Fund -    Five one-hundredths of one percent (0.05%)
Select Shares                        of the class' average daily net assets

Schwab Small-Cap Index Fund -        Twenty one-hundredths of one percent (.20%)
Investor Shares                      of the Fund's average daily net assets

Schwab Small-Cap Index Fund-Select   Five one-hundredths of one percent (0.05%)
Shares                               of the class' average daily net assets

Schwab MarketTrack Growth            Twenty one-hundredths of one percent (.20%)
Portfolio (formerly known as         of the Fund's average daily net assets
Schwab Asset Director-High Growth
Fund)

Schwab MarketTrack Balanced          Twenty one-hundredths of one percent (.20%)
Portfolio (formerly known as         of the Fund's average daily net assets
Schwab Asset Director-Balanced
Growth Fund)

Schwab MarketTrack Conservative      Twenty one-hundredths of one percent (.20%)
Portfolio (formerly known as         of the Fund's average daily net assets
Schwab Asset Director-Conservative
Growth Fund)

Schwab S&P 500 Fund -Investor        Twenty one-hundredths of one percent (.20%)
Shares                               of the class' average daily net assets

Schwab S&P 500 Fund - e.Shares       Five one-hundredths of one percent (0.05%)
                                     of the class' average daily net assets

Schwab S&P 500 Fund - Select         Five one-hundredths of one percent (0.05%)
Shares                               of  the class' average daily net assets

Schwab Analytics Fund                Twenty one-hundredths of one percent (.20%)
                                     of the Fund's average daily net assets.

Fund                                 Fee
----                                 ---
Schwab MarketManager International   Twenty one-hundredths of one percent (.20%)
Portfolio (formerly known as         of the Fund's average daily net assets.
Schwab OneSource
Portfolios-International)

Schwab MarketManager Growth          Twenty one-hundredths of one percent (.20%)
Portfolio (formerly known as         of the Fund's average daily net assets.
Schwab OneSource Portfolios-Growth
Allocation)

Schwab MarketManager Balanced        Twenty one-hundredths of one percent (.20%)
Portfolio (formerly known as         of the Fund's average daily net assets.
Schwab OneSource
Portfolios-Balanced Allocation)

Schwab MarketManager Small Cap       Twenty one-hundredths of one percent (.20%)
Portfolio (formerly known as         of the Fund's average daily net assets.
Schwab OneSource Portfolios-Small
Company)

Schwab Market Track All Equity       Twenty one-hundredths of one percent (.20%)
Portfolio (formerly known as         of the Fund's average daily net assets
Schwab Asset Director-Aggressive
Growth Fund)

Institutional Select S&P 500 Fund    Five one-hundredths of one percent (0.05%)
                                     of the Fund's average daily net assets

Institutional Select Large-Cap       Five one-hundredths of one percent (0.05%)
Value Index Fund                     of the Fund's average daily net assets

Institutional Select Small-Cap       Five one-hundredths of one percent (0.05%)
Index Fund                           of the Fund's average daily net assets

Schwab Total Stock Market Index      Twenty one-hundredths of one percent (0.20%)
Fund - Investor Shares               of the Fund's average daily net assets

Schwab Total Stock Market Index      Five one-hundredths of one percent (0.05%)
Fund - Select Shares                 of the Fund's average daily net assets

Communications Focus Fund            Twenty one-hundredths of one percent (0.20%)
                                     of the Fund's average daily net assets

Financial Services Focus Fund        Twenty one-hundredths of one percent (0.20%)
                                     of the Fund's average daily net assets

Health Care Focus Fund               Twenty one-hundredths of one percent (0.20%)
                                     of the Fund's average daily net assets

Technology Focus Fund                Twenty one-hundredths of one percent (0.20%)
                                     of the Fund's average daily net assets

Schwab Hedged Equity Fund            Twenty one-hundredths of one percent (0.20%)
                                     of the Fund's average daily net assets

                                    SCHWAB CAPITAL TRUST

                                    By:      /s/ Stephen B. Ward
                                             ---------------------------------
                                    Name:    Stephen B. Ward
                                    Title:   Senior Vice President
                                             and Chief Investment Officer

                                    CHARLES SCHWAB & CO., INC.

                                    By:      /s/ Jeff Lyons
                                             ---------------------------------
                                    Name:    Jeff Lyons
                                    Title:   Executive Vice President